ACCOUNTS AND NOTES RECEIVABLE, NET - Accounts and notes receivable and the allowance for doubtful debt (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
ACCOUNTS AND NOTES RECEIVABLE, NET
Accounts receivable	¥ 1,903,458		¥ 1,897,111
Notes receivable	873		1,151
Allowance for doubtful debt	(188,356)		(134,569)	¥ (99,620)	¥ (68,921)
Accounts and notes receivable, net	¥ 1,715,975	$ 241,690	¥ 1,763,693